COMMERCIAL TENANCY
                                   AGREEMENT
                            (FIRST EDITION) revised
================================================================================

         PARTIES
         Landlord:
         Tenant:
         Date:

         THIS AGREEMENT COMPRISES THE REFERENCE SCHEDULE
         AND COMMERCIAL TENANCY AGREEMENT CONDITIONS.

INSTRUCTIONS TO COMPLETE

Commercial Tenancy Agreement

DO NOT USE THIS DOCUMENT
*    FOR RESIDENTIAL TENANCIES.
*    FOR PREMISES COVERED BY THE RETAIL SHOP LEASES ACT.
*    WHERE THE INITIAL TERM EXCEEDS 3 YEARS.
*    WHERE REGISTRATION UNDER THE LAND TITLE ACT IS REQUIRED.


If including an option to renew, the Tenant should be advised to seek legal advice about having the tenancy registered to protect its rights under the option.
Where the Initial term plus options exceeds 6 years and the premises form part of the Landlord's title, the tenancy may require approval as a subdivision and legal advice should be sought.
Unless amended, this agreement provides for rent to be reviewed based on increases in the Consumer Price Index, it is not suitable for use where rent is to be reviewed to market or otherwise.
The only outgoings recoverable in this agreement are local government rates, fire services levies, insurance, cleaning and garden maintenance. Unless amended, this agreement is not suitable for use where additional outgoings are to be paid by the Tenant.

The Agreement must be submitted to the Office of State Revenue for stamping within 30 days of signing.
REFERENCE SCHEDULE
         Ensure that all items are completed.

         ITEM 1: Full name/s of the owner/s of the property and their address. If the Landlord is a company, include ACN. DO NOT use a business name.
         ITEM 2: Full name/s of the tenant. If the Tenant is a company, include its ACN. DO NOT use a business name.
         ITEM 3: The Premises must be clearly identified e.g. "Suite 3, 45 John Street, Spring Hill" etc. If not able to be identified by name, a sketch plan must be attached to the Agreement and the address must be included at Item 3.
         ITEM 5: Insert the period of the further tenancy, e.g. "6 months" or "1 year" or "not applicable".
         ITEM 7: Insert the date on which the rent is to be adjusted by the CPI or "Not applicable".
         ITEM 8:  The permitted Use should be stated clearly and concisely.
         ITEM 9: Insert the percentage of outgoings the Tenant is to pay, e.g. "25% or "100%" or "Not applicable".

AGREEMENT made (date)      26th March 1997

PARTIES      The person named in Item 1 of the Reference Schedule ("LANDLORD")

AND          The person named in item 2 of the Reference Schedule ("TENANT")

                               REFERENCE SCHEDULE

Item 1   LANDLORD   Jeffrey A. Muller and Lynnette Anne Muller
         ADDRESS    19 Garden Grove
                        Carrara
                               PH: 55945556              FAX:

Item 2   TENANT     Save the World Technologies Inc.
         ADDRESS    1155 West Forth St No 214 Reno NV 89503
                           PH:              FAX:

Item 3   PREMISES   Laboratory, Hot houses, offices, residence
                      & machinery together with nursery
                    4 Beechmont Road, Canungra 4285 QLD.
                                      (annex a plan if available)

Item 4   TERM     (1) periodic monthly tenancy; or
                  (2) 2 years commencing on 1st April 1997
                  and ending on 31st March
OPTION FOR        2 years with option to purchase at $2 million 2,000,000

Item 5   FURTHER TERM

Item 6.  RENT             $160,000 per year
                          One hundred and sixty thousand dollars
         ANNUAL RENT

Item 7   REVIEW DATES      End of 1st term

item 8   PERMITTED USE     Commercial/rural facilities

Item 9   PERCENTAGE OF OUTGOINGS   nil

Item 10  DEPOSIT   $ nil

Item 11  LANDLORD'S AGENT  C.J.I. Real Estate Group
         ADDRESS           130 Bundall Rd
                           Bundall Gold Coast 4217

SPECIAL CONDITIONS

EXECUTED AS AN AGREEMENT.
EXECUTION BY LANDLORD
THE COMMON SEAL OF                  Jeffrey A. Muller Lynette Anne Muller
AS LANDLORD

was affixed in accordance with its articles of association in the presence of:

-------------------------------              -----------------------------------
Director/Secretary                           Director


-----------------------------------------    -----------------------------------
Name of Director/Secretary (BLOCK LETTERS)   Name of Director (BLOCK LETTERS)



SIGNED by          /S/ Lynette Muller                 /s/ Jeffrey Muller
AS LANDLORD      ---------------------------------------------------------------
in the presence of

/s/ Noel Milwett                             130 Bundall Rd Bundall
----------------------------                 --------------------------------
Signature of Witness                         Address of Witness

Noel Milwett
-----------------------------
Name of Witness (BLOCK LETTERS)

================================================================================
EXECUTION BY TENANT
THE COMMON SEAL OF       Save The World Technologies, Inc.
AS TENANT
was affixed in accordance with its articles of association in the presence of:

Lynette A. Muller                            JEFFREY A. MULLER
------------------------------------         -----------------------------------
Director/Secretary                           Director

/s/ Lynette A. Muller
-----------------------------------------    -----------------------------------
Name of Director/Secretary (BLOCK LETTERS)   Name of Director (BLOCK LETTERS)
                                       OR

SIGNED by         /S/ Lynette Muller                 /s/ Jeffrey Muller
AS TENANT      -----------------------------------------------------------------
in the presence of

/s/ Noel Milwett                        130 Bundall Rd Bundall
---------------------------             --------------------------------
Signature of Witness                    Address of Witness

Noel Milwett
----------------------------
Name of Witness (BLOCK LETTERS)

                          COMMERCIAL TENANCY AGREEMENT
                                   CONDITIONS
                       (FIRST EDITION) revised (C)Copyright



        REIQ
The Real Estate Institute
    of Queensland



IT IS AGREED

1.     DEFINITIONS AND INTERPRETATION
1.1 Terms in Reference Schedule Where a term used in this Agreement appears in bold type in the Reference Schedule, that term has the meaning shown opposite it in the Reference Schedule.
1.2    DEFINITIONS
       Unless the context otherwise requires:
       (1) "AGREEMENT" means this document, including any Schedule or Annexure to it;
       (2) "BUSINESS DAY" means a day that is not a Saturday, Sunday or any other day which is a public holiday or a bank holiday in the place where an act is to be performed or a payment is to be made;
       (3) "CLAIM" includes any claim or legal action and all costs and expenses incurred in connection with it;
       (4)  "LAND" means the land on which the Premises are situated;
       (5) "LANDLORD'S PROPERTY" means any property owned by the Landlord in the Premises or on the Land and includes the property identified in any inventory annexed to this Agreement;
       (6) "PREMISES" means the premises described in Item 3 of the Reference Schedule and includes the Landlord's Property in the premises:
       (7)  "REIQ" means Real Estate Institute of Queensland Ltd;
       (8)  "SERVICES" means all utilities and services in the Premises;
       (9) "TENANCY" means the tenancy between the Landlord and the Tenant created by this Agreement;
       (10) "TENANTS EMPLOYEES" means each of the Tenant's employees, contractors agents, customers, subtenants, licensees or others (with or without invitation) who may be on the Premises, the Building or the Land;
       (11) "TENANT'S PROPERTY" includes all fixtures and other articles in the Premises which are not the Landlord's; and
       (12) "TERM" means either a periodic monthly tenancy or the period of months or years described in Item 4(2) of the Reference Schedule as applicable, commencing on the date in item 4 in the reference schedule.
1.3    INTERPRETATION
       (1)  Reference to:
            (a) one gender includes each other gender;
            (b) the singular includes the plural and the plural includes the singular;
            (c) a person includes a body corporate;
            (d) a party includes the party's executors, administrators, successors and permitted assigns; and
            (e) a statute, regulation or provision of a statute or regulation
                ("STATUTORY PROVISION") includes:
                (i) that Statutory Provision as amended or re-enacted from time to time; and
                (ii) a statute, regulation or provision enacted in replacement of that Statutory Provision.
       (2) All monetary amounts are in Australian dollars, unless otherwise stated.
       (3) If a party consists of more than one person, this Agreement binds them jointly and each of them severally.
       (4) Headings are for convenience only and do not form part of this Agreement or affect its interpretation.
       (5) A party which is a trustee is bound both personally and in its capacity as a trustee.
       (6)  "INCLUDING" and similar expressions are not words of limitation.
       (7) Where a word or expression is given a particular meaning, other parts of speech and grammatical forms of that word or expression have a corresponding meaning.
       (8) If an act must be done on a specified day which is not a Business Day, the act must be done instead on the next Business Day.
       (9) Where this Tenancy permits or requires the Landlord to do something, it may be done by a person authorised by the Landlord.
       (10) Section 105 and 107 of the PROPERTY LAW ACT 1974 do not apply to this Tenancy.

2      TERM AND HOLDING OVER
2.1    TERM
       The Landlord lets the Premises to the Tenant for the Term.

                        COMMERCIAL TENANCY AGREEMENT CONDITIONS

2.2    MONTHLY TENANCY
       If the Tenant continues to occupy the Premises after the Term with the Landlord's consent then:
       (1) the Tenant does so as a monthly tenant on the same basis as at the last day of the Term; and
       (2) either party may terminate the monthly tenancy by giving to the other 1 month's notice expiring on any day.

3.     RENT AND RENT REVIEWS
3.1    RENT
       The Tenant must:
       (1) pay the Rent by equal monthly instalments in advance on the first day of each month;
       (2)  pay the first instalment on the signing of this agreement;
       (3) if necessary, pay the first and last instalments apportioned on a daily basis; and
       (4)  pay all instalments as the Landlord directs.
3.2    DEFINITIONS
       In clause 3.3:
       (1) "INDEX NUMBER" means the Consumer Price Index (All Groups) for Brisbane published by the Australian Bureau of Statistics. If that Index no longer exists, "Index Number" means an index that the president of the REIQ decides best reflects changes in the cost of living in Brisbane: and
       (2) "REVIEW DATE" means a date stated in the Reference Schedule on which the rent is to be reviewed

3.3    RENT REVIEW
       (1)  APPLICATION
            This clause 3.3 applies if Review Dates are inserted in item 7 of the Reference Schedule.
       (2)  REVIEW
            The Rent must be reviewed on each Review Date to an amount represented by A where:
                   B
              A = --- x D
                   C
            Where B = the Index Number for the quarter ending immediately before the relevant Review Date;
            Where C = the Index Number for the quarter 1 year before the quarter in B; and
            Where D = the Rent payable immediately before the Review Date.

4.     OUTGOINGS
4.1    TENANT TO PAY OUTGOINGS
       (1) The Tenant must pay the Landlord the whole, or where a percentage is stated in Item B of the Reference Schedule that percentage of the Outgoings for the Premises, or the property of which the Premises is part as applicable.
       (2) Outgoings are payable to the Landlord within 14 days of production to the Tenant of a copy of the Landlord's assessment notice or account.
4.2    OUTGOINGS
       For the purposes of this clause Outgoings means the following charges levied or expenses payable in respect of the Premises or property of which the Premises is part:
       (1) rates and other charges levied pursuant to a law (other than land tax);
       (2)  insurance premiums payable by the Landlord;
       (3) the cost of cleaning any areas adjacent to the Premises that are used by the Tenant; and
       (4)  maintaining any gardens on the Land.

5.     USE OF THE PREMISES
5.1    PERMITTED USE
       The Tenant must only use the Premises for the Permitted Use.
5.2    RESTRICTIONS ON USE
       The Tenant must not:
       (1)  disturb the occupants of adjacent premises;
       (2) display any signs without the Landlord's consent which must not be unreasonably withheld;
       (3)  overload any Services;
       (4)  damage the Landlord's Property;
       (5) alter the Premises, install any partitions or equipment or do any building work without the Landlord's prior consent;
       (6) do anything that may invalidate the Landlord's insurance or increase the Landlord's premiums; or
       (7)  do anything illegal on the Premises,

6.     MAINTENANCE AND REPAIR
6.1    REPAIR
       The Tenant must;
       (1) keep the Premises in good repair and condition except for fair wear and tear, inevitable accident and inherent structural defects; and
       (2)  fix any damage caused by the Tenant or the Tenant's Employees.
6.2    CLEANING AND MAINTENANCE
       The Tenant must:
       (1)  keep the Premises clean and tidy; and
       (2) keep the Tenant's Property clean and maintained in good order and condition.
6.3    LANDLORD'S RIGHT TO INSPECT AND REPAIR
       (1) The Landlord may enter the Premises for inspection or to carry out maintenance repairs or building work at any reasonable time after giving notice to the Tenant. In an emergency the Landlord may enter at any time without giving the Tenant notice.
       (2) The Landlord may carry out any of the Tenant's obligations on the Tenant's behalf if the Tenant does not carry them out on time. If the Landlord does so the Tenant must promptly pay the Landlord's costs.

                     COMMERCIAL TENANCY AGREEMENT CONDITIONS


7.     ASSIGNMENT AND SUBLETTING
7.1 The Tenant must obtain the Landlord's consent before the Tenant assigns, sublets or deals with its interest in the Premises.
7.2    The Landlord must give its consent if:
       (1) the Tenant satisfies the Landlord that the new tenant is financially secure and has the ability to carry out the Tenants obligations under this Tenancy:
       (2) the new tenant signs any agreement and gives any security which the Landlord reasonably requires;
       (3) the Tenant complies with any other reasonable requirements of the Landlord;
       (4)  the Tenant is not in breach of the Tenancy; and
       (5) the Tenant pays the Landlord's reasonable costs of giving its consent.

8.     TENANT'S RELEASE AND INDEMNITY
8.1 The Tenant occupies and uses the Premises at its own risk. The Tenant also carries out building work in the Premises at its risk.
8.2 The Tenant releases the Landlord from and Indemnifies it against all Claims for damages, loss, injury or death:
       (1)  If it:
            (a) occurs in the Premises;
            (b) arises from the use of the Services in the Premises; or
            (c) arises from the overflow or leakage of water from the Premises: except to the extent that it is caused by the Landlord's deliberate act or negligence; and
       (2) if it arises from the negligence or default of the Tenant or the Tenant's Employees, except to the extent that it is caused by the Landlord's deliberate act or negligence.
8.3 The Landlord must do everything reasonable to ensure the Services operate efficiently during normal working hours but the Landlord is not liable if they do not.
8.4 The Tenant releases the Landlord from and indemnifies the Landlord against any Claim or costs arising from anything the Landlord is permitted to do under this Tenancy.

9.     DEFAULT AND TERMINATION
9.1    DEFAULT
       The Tenant defaults under this Tenancy if:
       (1)  the Rent or any money payable by the Tenant is unpaid for 14 days;
       (2)  the Tenant breaches any other term of this Tenancy:
       (3)  the Tenant assigns its property for the benefit of creditors; or
       (4) the Tenant becomes an externally-administered body corporate within the meaning of the Corporations Law.
9.2  FORFEITURE OF TENANCY
     If the Tenant defaults and does not remedy the default when the Landlord requires it to do so, the Landlord may do any one or more of the following:
       (1)  re-enter and take possession of the Premises;
       (2)  by notice to the Tenant, terminate this Tenancy;
       (3) by notice to the Tenant, convert the unexpired portion of the Term into a tenancy from month to month;
       (4)  exercise any of its other legal rights:
       (5) recover from the Tenant any loss suffered by the Landlord due to the Tenant's default.

10.    TERMINATION OF TERM
1O.1   TENANT'S OBLIGATIONS
       At The end of the term the Tenant must:
       (1) vacate the Premises and give them back to the landlord in good repair and condition;
       (2)  remove all the Tenant's Property from the Premises;
       (3) repair any damage caused by removal of the Tenant's Property and leave the Premises clean; and
       (4) return all keys, security passes and cards held by it or the Tenant's Employees.
10.2   FAILURE TO REMOVE TENANT'S PROPERTY
       If the Tenant does not remove the Tenants Property at the end of the Term, the Landlord may:
       (1) remove and store the Tenant's Property at the Tenant's risk and expense; or
       (2) treat the Tenant's Property as abandoned, in which case title in the Tenant's Property passes to the Landlord who may deal with it as it thinks fit without being liable to account to the Tenant.

11.    DAMAGE AND DESTRUCTION
11.1   RENT REDUCTION
       If the Premises are damaged or destroyed and as a result the Tenant cannot use or gain access to the Premises then from the date that the Tenant notifies the Landlord of the damage or destruction the Landlord:
       (1) must reduce the Rent and any other money owing to the Landlord by a reasonable amount depending on the type and extent of damage or destruction; and
       (2) cannot enforce clause 6.1 against the Tenant; until the Premises are fit for use or accessible.
11.2   TENANT MAY TERMINATE
       The Tenant may terminate this Lease by notice to the Landlord unless the
       Landlord:
       (1) within 3 months of receiving the Tenant's notice of termination, notifies the Tenant that the Landlord will reinstate the Premises: and
       (2)  carries out the reinstatement works within a reasonable time.

COMMERCIAL TENANCY AGREEMENT CONDITIONS

11.3   EXCEPTIONS
       Clauses 11.1 and 11.2 do not apply where:
       (1) the damage or destruction was caused by or contributed to, or arises from any wilful act of the Tenant or the Tenant's Employees; or
       (2) an insurer under any policy effected by the Landlord refuses indemnity or reduces the sum payable under the policy because of any act or default of the Tenant or the Tenant's Employees.

11.4   LANDLORD MAY TERMINATE
       If the Landlord considers the damage to the Premises renders it impractical or undesirable to reinstate the Premises or the Building, it may terminate this Lease by giving the Tenant at least 1 month's notice ending on any day of the month. At the end of that month's notice, this Lease ends.
11.5   DISPUTE RESOLUTION
       (1) Any dispute under this clause 11 must be determined by an independent qualified Valuer appointed by the president of the REIQ at the request of either party.
       (2) in making the determination, the Valuer acts as an expert and the determination is final and binding on both parties.
       (3) The cost of the determination must be paid by the parties equally unless otherwise decided by the Valuer.

11.6   LANDLORD NOT OBLIGED TO REINSTATE
       (1) Nothing in this Lease obliges the Landlord to reinstate the Building or the Premises or the means of access to them.
       (2) When reinstating the Building or the Premises, the Landlord is entitled to change their design, fabric, character or dimensions to comply with any law or lawful requirement.

11.7   ANTECEDENT RIGHTS
       Termination under this clause 11 does not effect either parties' accrued rights before termination.

12.    STAMP DUTY
12.1 The Tenant must pay all stamp duty and other government imposts payable in connection with this Agreement and all other documents and matters referred to in this Agreement when due or earlier if requested in writing by the Landlord.

13.    OPTION FOR FURTHER TENANCY
13.1 If a further term has been inserted in item 5 of the Reference Schedule and the Tenant:
       (1)  wishes to lease the Premises for the further term;
       (2) gives notice to that effect to the Landlord not less than 3 months before and not more than six months before the Term expires: and
       (3) has not breached this Tenancy; the Landlord must grant a further tenancy "FURTHER TENANCY") to the Tenant on the same terms as this Tenancy except for the Rent.
 13.2  (1)  The Rent for the Further Tenancy will be an amount to be agreed between the Landlord and Tenant and failing agreement 3 months before the Term expires the market rent for the Premises determined by an independent qualified Valuer (acting as an expert) nominated by the president of the REIQ at the request of either party.
       (2)  The Valuer's determination is final and binding on the parties.
       (3) The Valuer's costs must be paid by the Landlord and Tenant equally. Either party may pay the Valuer's cost and recover one-half of the amount paid from the other party.

13.3 Before transferring any interest in the Land, the Landlord must obtain a signed deed from the transferee containing covenants in favour of the Tenant that the transferee will be bound by the terms of this Lease and will not transfer its interest in the Land unless it obtains a similar deed from its transferee.
13.4   This clause 13 will be omitted from the Further Tenancy.

14.    DEPOSIT AND COMMISSION
14.1 The Tenant must pay the Deposit to the Landlord's Agent on signing this Agreement.
14.2 The Deposit must be applied against the Rent payable by the Tenant on the commencement of the Term.
14.3 The Landlord agrees to pay the Agent's commission to the Landlord's Agent and authorises the Agent to draw the commission on the commencement of the Term from money received from the Tenant in payment of Rent.

15.    NOTICES
15.1 Any notice required to be given to any person under this Agreement must be:
       (1)  in writing: and
       (2)  given in accordance with section 257 of the "Property Law Act 1974"